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                                                                  EXHIBIT 23.5

                 CONSENT OF MORGAN STANLEY & CO. INCORPORATED

   We consent to the reference to us in the Proxy Statement/Prospectus, which is part of this Registration Statement of Loral Space & Communications Ltd. (a Bermuda company) on Form S-4.

Morgan Stanley & Co. Incorporated
New York, New York
January 28, 1998